Exhibit 10.67

                                            RECEIVABLES SALE AGREEMENT

                                           DATED AS OF OCTOBER 14, 2004

                                                       Among

                                U.S. XPRESS, INC. and XPRESS GLOBAL SYSTEMS, INC.,
                                                  as Originators,

                                                        and

                                             XPRESS RECEIVABLES, LLC,
                                                     as Buyer

                                                 TABLE OF CONTENTS

                                                                                                               Page

ARTICLE I AMOUNTS AND TERMS OF CONTRIBUTIONS AND PURCHASES........................................................1

Section 1.1    Contributions of Receivables.......................................................................1

Section 1.2    Purchase of Receivables............................................................................1

Section 1.3    Payment for the Purchases..........................................................................1

Section 1.4    Deemed Collections; Purchase Price Credit Adjustments..............................................1

Section 1.5    Payments and Computations, Etc.....................................................................1

Section 1.6    License of Software................................................................................1

Section 1.7    Characterization...................................................................................1

ARTICLE II REPRESENTATIONS AND WARRANTIES.........................................................................1

Section 2.1    Representations and Warranties of Originators......................................................1
   (a)   Existence and Power......................................................................................1
   (b)   Power and Authority; Due Authorization, Execution and Delivery...........................................1
   (c)   No Conflict..............................................................................................1
   (d)   Governmental Authorization...............................................................................1
   (e)   Actions, Suits...........................................................................................1
   (f)   Binding Effect...........................................................................................1
   (g)   Accuracy of Information..................................................................................1
   (h)   Use of Proceeds..........................................................................................1
   (i)   Good Title...............................................................................................1
   (j)   Perfection...............................................................................................1
   (k)   Chief Executive Office and Locations of Records..........................................................1
   (l)   Deposit and Concentration Accounts.......................................................................1
   (m)      Originator Material Adverse Effect....................................................................1
   (n)   Names....................................................................................................1
   (o)   Ownership................................................................................................1
   (p)   Not a Holding Company or an Investment Company...........................................................1
   (q)   Compliance with Law......................................................................................1
   (r)   Compliance with Credit and Collection Policy.............................................................1
   (s)   Payments to Originator...................................................................................1
   (t)   Enforceability of Contracts..............................................................................1
   (u)   Accounting...............................................................................................1
   (v)   Solvency.................................................................................................1

ARTICLE III CONDITIONS OF PURCHASE................................................................................1

Section 3.1    Conditions Precedent to Initial Purchase...........................................................1

Section 3.2    Conditions Precedent to Subsequent Payments........................................................1

ARTICLE IV COVENANTS..............................................................................................1

Section 4.1    Affirmative Covenants of Originators...............................................................1
   (a)   Financial Reporting......................................................................................1
      (i)   Annual Reporting......................................................................................1
      (ii)     Quarterly Reporting................................................................................1
      (iii)    Compliance Certificate.............................................................................1
      (iv)     [Reserved].........................................................................................1
      (v)   Change in Credit and Collection Policy................................................................1
      (vi)     Other Information..................................................................................1
   (b)   Notices..................................................................................................1
      (i)   Termination Events or Unmatured Termination Events....................................................1
      (ii)     Originator Material Adverse Effect.................................................................1
   (c)   Compliance with Laws and Preservation of Existence.......................................................1
   (d)   Audits...................................................................................................1
   (e)   Keeping and Marking of Records and Books.................................................................1
   (f)   Compliance with Contracts and Credit and Collection Policy...............................................1
   (g)   Ownership................................................................................................1
   (h)   Administrator's and Lender's Reliance....................................................................1
   (i)   Collections..............................................................................................1
   (j)   Taxes....................................................................................................1

Section 4.2    Negative Covenants of Originators..................................................................1
   (a)   Name Change, Offices and Records.........................................................................1
   (b)   Change in Payment Instructions to Obligors...............................................................1
   (c)   Modifications to Contracts and Credit and Collection Policy..............................................1
   (d)   Sales, Adverse Claims....................................................................................1
   (e)   Accounting for Purchases.................................................................................1

ARTICLE V TERMINATION EVENTS......................................................................................1

Section 5.1    Termination Events.................................................................................1

Section 5.2    Remedies...........................................................................................1

ARTICLE VI INDEMNIFICATION........................................................................................1

Section 6.1    Indemnities by Originators.........................................................................1

Section 6.2    Other Costs and Expenses...........................................................................1

Section 6.3    Taxes..............................................................................................1

ARTICLE VII MISCELLANEOUS.........................................................................................1

Section 7.1    Waivers and Amendments.............................................................................1

Section 7.2    Notices............................................................................................1

Section 7.3    Protection of Ownership Interests of Buyer.........................................................1

Section 7.4    Confidentiality....................................................................................1

Section 7.5    Bankruptcy Petition................................................................................1

Section 7.6    Return of Funds Not Constituting Collections.......................................................1

Section 7.7    CHOICE OF LAW......................................................................................1

Section 7.8    CONSENT TO JURISDICTION............................................................................1

Section 7.9    WAIVER OF JURY TRIAL...............................................................................1

Section 7.10      Integration; Binding Effect; Survival of Terms..................................................1

Section 7.11      Counterparts; Severability; Section References..................................................1

                                              Exhibits and Schedules

Exhibit I             -             Definitions

Exhibit II            -             Jurisdictions of Organization; Chief Executive Offices; Principal Places of
                                    Business; Locations of Records; Federal Employer Identification Numbers; Other
                                    Names

Exhibit III           -             LockBox Accounts

Exhibit IV            -             Form of Compliance Certificate

Exhibit V                           Form of Purchase Report

Schedule A                          List of Documents to Be Delivered to Buyer Prior to the Initial Purchase

                                            RECEIVABLES SALE AGREEMENT

                  THIS RECEIVABLES SALE AGREEMENT, dated as of October 14, 2004, is by and among:

                           (1)      U.S. XPRESS, INC., a Nevada corporation ("U.S. Xpress" or an "Originator"), and XPRESS GLOBAL SYSTEMS, INC., a Georgia corporation ("Global" or an "Originator"), and

                           (2)      XPRESS RECEIVABLES, LLC, a Nevada limited liability company ("Buyer").

Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I hereto (or, if not defined in Exhibit I hereto, the meanings assigned to such terms in the Loan Agreement).

                                              PRELIMINARY STATEMENTS

                  Each of the Originators now owns, and from time to time hereafter will own,
         Receivables.  Each of the Originators wishes to sell and assign to Buyer, and Buyer wishes to purchase from such Originator, all of such Originator's right, title and interest in and to such Receivables, together with the Related Security and Collections with respect thereto.

                  Each of the Originators and Buyer intend the transactions contemplated hereby to be true sales of the Receivables from such Originator to Buyer, providing Buyer with the full benefits of ownership of the Receivables, and neither the Originators nor Buyer intend these transactions to be, or for any purpose to be characterized as, loans from Buyer to any
         Originator.

                  Buyer plans to finance its purchases of Receivables hereunder by borrowing under that certain Loan Agreement dated as of October 14, 2004 (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the "Loan Agreement") among
         Buyer, as borrower, Originators, as initial servicers, Three Pillars Funding LLC, a Delaware limited liability company (together with its successors and permitted assigns, "Lender"), and
         SunTrust Capital Markets Inc., a Tennessee corporation, as agent and administrator for Lender
         (in such capacity, together with its successor and assigns in such capacity, the
         "Administrator").

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
                                 AMOUNTS AND TERMS OF CONTRIBUTIONS AND PURCHASES

Section 1.1       Contributions of Receivables.

                  (a)......On the date hereof, U.S. Xpress does hereby contribute, assign, transfer, set-over and otherwise convey to Buyer, and Buyer does hereby accept from U.S. Xpress, Receivables originated by U.S. Xpress and existing as of the close of business on the Business Day immediately prior to the date hereof having an aggregate Outstanding Balance of $117,225,664 (the "Initial Contributed Receivables"), together with all Related
Security relating thereto and all Collections thereof.

                  (b)......From time to time hereafter in its sole discretion, U.S. Xpress may contribute to
Buyer's capital, and Buyer agrees to accept from U.S. Xpress, Receivables originated by U.S. Xpress and existing as of the close of business on the Business Day immediately prior to the date of contribution ("Additional
Contributed Receivables" and, together with the Initial Contributed Receivables, the "Contributed Receivables"),
together with all Related Security relating thereto and all Collections thereof.

Section 1.2       Purchase of Receivables.

(a)      Effective on the Closing Date, in consideration for the Purchase Price and upon the terms and subject to the conditions set forth herein, each Originator does hereby sell, assign, transfer, set-over and otherwise convey to Buyer, without recourse (except to the extent expressly provided herein), and Buyer does hereby purchase from such Originator, all of such Originator's right, title and interest in and to all Receivables existing as of the close of business on its
                  Initial Cutoff Date (other than, in the case of U.S. Xpress, the Initial Contributed
                  Receivables) and all Receivables thereafter arising through and including the Termination Date
                  (other than, in the case of U.S. Xpress, the Additional Contributed Receivables), together, in each case, with all Related Security relating thereto and all Collections thereof.  In accordance with the preceding sentence, on the Closing Date, Buyer shall acquire all of such
                  Originator's right, title and interest in and to all Receivables existing as of the close of business on its Initial Cutoff Date and thereafter arising through and including the
                  Termination Date, together with all Related Security relating thereto and all Collections thereof.  Buyer shall be obligated to pay the Purchase Price for the Receivables purchased from each Originator hereunder in accordance with Section 1.3.

(b)      At least two (2) Business Days prior to each Distribution Date (each, a "Reporting Date"), each
                  Originator shall (or shall require the Servicers to) deliver to Buyer a report in substantially the form of Exhibit V hereto (each such report being herein called a "Purchase Report") with respect to the Receivables sold or, as applicable, contributed by such Originator to Buyer during the Calculation Period then most recently ended.  In addition to, and not in limitation of, the foregoing, in connection with the payment of the Purchase Price for any Receivables purchased hereunder, Buyer may request that the applicable Originator deliver, and such
                  Originator shall deliver, such approvals, opinions, information or documents as Buyer may reasonably request.

(c)      It is the intention of the parties hereto that each Purchase and contribution of Receivables made hereunder shall constitute a sale or other outright transfer, which sale or transfer is absolute and irrevocable and provides Buyer with the full benefits of ownership of the
                  Receivables.  Except for the Purchase Price Credits owed pursuant to Section 1.4, each sale and contribution of Receivables hereunder is made without recourse to any Originator; provided, however, that (i) the Originators shall be jointly and severally liable to Buyer for all representations, warranties, covenants and indemnities made by any Originator pursuant to the terms of the Transaction Documents to which any Originator is a party, and (ii) no such sale shall constitute or is intended to result in an assumption by Buyer or any assignee thereof of any obligation of any Originator or any other Person arising in connection with the
                  Receivables, the related Contracts and/or other Related Security or any other obligations of any Originator.  In view of the intention of the parties hereto that each Purchase and contribution of Receivables made hereunder shall constitute a sale or other outright transfer of such Receivables rather than loans secured thereby, each of the Originators agrees that it will, on or prior to the date hereof and in accordance with Section 4.1(e)(ii), mark its master data processing records relating to the Receivables originated by such Originator with a legend acceptable to Buyer and to the Administrator (as Buyer's assignee), evidencing that Buyer has acquired such Receivables as provided in this Agreement and to note in its financial statements that its Receivables have been sold or contributed to Buyer.  Upon the request of Buyer or the
                  Administrator (as Buyer's assignee), each Originator will execute (if required) and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to perfect and maintain the perfection of Buyer's ownership interest in the Receivables and the Related Security and
                  Collections with respect thereto, or as Buyer or the Administrator (as Buyer's assignee) may reasonably request.

Section 1.3       Payment for the Purchases.

(a)      The Purchase Price for each Purchase of Receivables in existence as of the close of business on the
                  Initial Cutoff Date (other than the Initial Contributed Receivables) shall be payable in full by Buyer to the applicable Originator on the Closing Date, and shall be paid to such Originator by delivery of immediately available funds, to the extent of funds made available to Buyer in connection with its subsequent grant of a security interest in such Receivables to the Lender under the Loan Agreement; provided that a portion of the funds owing to U.S. Xpress shall be offset by amounts owed by U.S. Xpress to Buyer on account of the issuance of equity having a total value of not less than the Required Capital Amount.  The Purchase Price for each
                  Receivable coming into existence after the Initial Cutoff Date (other than Additional
                  Contributed Receivables) shall be due and owing in full by Buyer to the applicable Originator or its designee on the date each such Receivable came into existence (except that Buyer may, with respect to any such Purchase Price, offset against such Purchase Price any amounts owed by such Originator to Buyer hereunder and which have become due but remain unpaid) and shall be paid to such Originator in the manner provided in the following paragraphs (b), (c) and (d).

(b)      With respect to any Receivables (other than Additional Contributed Receivables) coming into existence after the Initial Cutoff Date, on each Settlement Date, Buyer shall pay the Purchase Price therefor by delivery of immediately available funds.

(c)      From and after the Termination Date, no Originator shall be obligated to sell Receivables to Buyer.

(d)      Although the Purchase Price for each Receivable (other than Additional Contributed Receivables) coming into existence after the Initial Cutoff Date shall be due and payable in full by Buyer to such
                  Originator on the date such Receivable came into existence, settlement of the Purchase Price between Buyer and each Originator shall be effected on a monthly basis on Settlement Dates with respect to all Receivables coming into existence during the same Calculation Period and based on the information contained in the Purchase Report delivered by such Originator for the
                  Calculation Period then most recently ended.  Although settlement shall be effected on
                  Settlement Dates, any contribution of capital by U.S. Xpress to Buyer made pursuant to Section
                  1.1(b) shall be deemed to have occurred and shall be effective as of the last Business Day of the Calculation Period to which such settlement relates.

Section 1.4       Deemed Collections; Purchase Price Credit Adjustments.  If on any day:

(a)      the Outstanding Balance of a Receivable is:

(i)      reduced as a result of any defective or rejected or returned goods or services, any discount or any adjustment or otherwise by the applicable Originator (other than as a result of such Receivable becoming a Charged-Off Receivable or to reflect cash Collections on account of such Receivable),

(ii)     reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), or

(b)      any of the representations and warranties set forth in Sections 2.1(h), (i), (j), (l), (r), (s), (t),
                  (u), the second sentence of Section 2.1(q) hereof and the last clause (relating to bulk sales laws) of Section 2.1(c) are not true when made or deemed made with respect to any Receivable
                  (other than a Contributed Receivable),

then, in such event, the applicable Originator shall be deemed to have received a Collection of such Receivable, and Buyer shall be entitled to a credit (each, a "Purchase Price Credit") against the Purchase Price otherwise payable hereunder with respect to Receivables originated by such Originator, in each case, in an amount equal to the Outstanding Balance of such Receivable (calculated before giving effect to the applicable reduction or cancellation).  If such Purchase Price Credit exceeds the Original Balance of the Receivables (other than
Contributed Receivables) coming into existence during the two-week period beginning on such day, then the applicable Originator shall pay the remaining amount of such Purchase Price Credit in cash immediately.

Section 1.5       Payments and Computations, Etc.  All amounts to be paid or deposited by Buyer hereunder shall be paid or deposited in accordance with the terms hereof on the day when due in immediately available funds to the account of the applicable Originator designated from time to time by such Originator or as otherwise directed by such Originator.  In the event that any payment owed by any Person hereunder becomes due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day.  If any Person fails to pay any amount hereunder when due, such Person agrees to pay, on demand, the Default Fee in respect thereof until paid in full; provided, however, that such Default Fee shall not at any time exceed the maximum rate permitted by applicable law.  All computations of Default Fees payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

Section 1.6       License of Software.

(a)      To the extent that any software used by any Originator to account for the Receivables originated by it is non-transferable, such Originator hereby grants to Buyer, Administrator and each Servicer an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all such software used by such Originator to account for such Receivables, to the extent necessary to administer such Receivables, whether such software is owned by such Originator or is owned by others and used by such Originator under license agreements with respect thereto, provided that should the consent of any licensor of such software be required for the grant of the license described herein, to be effective, the applicable Originator hereby agrees that upon the request of Buyer (or its assigns), such Originator will use its reasonable efforts to obtain the consent of such third-party licensor.  The license granted hereby shall be irrevocable until the later to occur of (i) indefeasible payment in full of the Obligations (as defined in the Loan Agreement), and (ii) the date on which each of this Agreement and the Loan Agreement terminates in accordance with its terms.

(b)      Each Originator (i) shall take such action requested by Buyer and/or Administrator (as the ultimate assignee), from time to time hereafter, that may be necessary or appropriate to ensure that
                  Buyer under the Loan Agreement has an enforceable ownership interest in the records included in the Receivable Files relating to the Receivables acquired from  such Originator hereunder, and
                  (ii) shall use its reasonable efforts to ensure that Buyer, Administrator and each Servicer each has an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for such Receivables and/or to recreate such records.

Section 1.7       Characterization.  If, notwithstanding the intention of the parties expressed in Section
1.2(c), any sale or contribution by any Originator of Receivables hereunder shall be characterized as a secured loan and not as a sale or contribution, or such sale or contribution shall for any reason be ineffective or unenforceable, then this Agreement shall be deemed to constitute a security agreement under the UCC and other applicable law.  For this purpose and without being in derogation of the parties' intention that each transfer of
Receivables by an Originator hereunder shall constitute a true sale or contribution thereof:  Each Originator hereby grants to Buyer a valid and continuing security interest in all of such Originator's right, title and interest in, to and under all Receivables which are now existing or hereafter arising and are intended to be sold or contributed by such Originator to Buyer in accordance with the terms of this Agreement, all Collections and
Related Security with respect thereto, all other rights and payments relating to such Receivables and all proceeds of the foregoing to secure the prompt and complete payment of a loan deemed to have been made in an amount equal to the Purchase Price of the Receivables purchased from such Originator together with all other obligations of  such Originator hereunder, which security interest shall be prior to all other Adverse Claims thereto.  Buyer and its assigns shall have, in addition to the rights and remedies which they may have under this
Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative.

ARTICLE II
                                          REPRESENTATIONS AND WARRANTIES

Section 2.1       Representations and Warranties of Originators.  Each of the Originators hereby represents and warrants to Buyer on the Closing Date and on each Purchase Date thereafter as to such Originator and the
Receivables originated by it that:

(a)      Existence and Power.  Such Originator is duly organized under the laws of its jurisdiction of organization as specified in Exhibit II hereto.  Such Originator is validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified to do business and is in good standing as a foreign corporation and has and holds all corporate or company power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except where the failure to so qualify or so hold could not reasonably be expected to have an Originator Material Adverse Effect.

(b)      Power and Authority; Due Authorization, Execution and Delivery.  The execution and delivery by such
Originator of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder, and such Originator's use of the proceeds of each Purchase made from it hereunder, are within its corporate powers and authority and have been duly authorized by all necessary action on its part.  This Agreement and each other Transaction Document to which such Originator is a party has been duly executed and delivered by such Originator.

(c)      No Conflict.  The execution and delivery by such Originator of this Agreement and each other Transaction
Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its Organizational Documents, (ii) any law, rule or regulation applicable to it, (iii)
any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Originator or its Subsidiaries (except as created hereunder) except, in any case, where such contravention or violation could not reasonably be expected to have an Originator Material Adverse Effect; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

(d)      Governmental Authorization.  Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Originator of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

(e)      Actions, Suits.  There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting such Originator or any of its Subsidiaries which could reasonably be expected to have an Originator Material Adverse Effect or which seeks to prevent, enjoin or delay any Purchase.  Other than any liability incident to any litigation, arbitration or proceeding that could not reasonably be expected to have an Originator Material Adverse Effect, such Originator and its Subsidiaries have no material contingent obligations not provided for or disclosed in the footnotes to its financial statements delivered prior to the Closing Date.

(f)      Binding Effect.  This Agreement and each other Transaction Document to which such Originator is a party constitute the legal, valid and binding obligations of such Originator enforceable against such Originator in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(g)      Accuracy of Information.  All information heretofore furnished by such Originator or any of its
Affiliates to Buyer (or its assigns) for purposes of or in connection with this Agreement, any of the other
Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by such Originator or any of its Affiliates to Buyer (or its assigns) will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein, taken as a whole, not misleading.

(h)      Use of Proceeds.  No portion of any Purchase Price payment hereunder will be used for a purpose that violates, or would be inconsistent with, any law, rule or regulation applicable to such Originator.

(i)      Good Title.  Immediately prior to the Purchase from such Originator hereunder and upon the creation of each Receivable originated after the Initial Cut-Off Date, such Originator (i) is the legal and beneficial owner of each such Receivable and its Collections and (ii) is the legal and beneficial owner of the Related Security with respect thereto or possesses a valid and perfected security interest therein, in each case, free and clear of any Adverse Claim, except as created by the Transaction Documents.

(j)      Perfection.  This Agreement, together with the filing of the financing statements contemplated hereby, is effective to transfer to Buyer (and Buyer shall acquire from such Originator):  (i) legal and equitable title to, with the right to sell and encumber each Receivable originated by such Originator, whether now existing and hereafter arising, together with the Collections with respect thereto, and (ii) all of such Originator's right, title and interest in the Related Security associated with each such Receivable, in each case, free and clear of any Adverse Claim, except as created by the Transactions Documents.  There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Buyer's ownership interest in such Receivables, the Related Security and the
Collections.

(k)      Chief Executive Office and Locations of Records.  The location of the chief executive office of such
Originator and the offices where it keeps all of its Receivable Files are located at the address(es) listed on
Exhibit II or such other locations of which Buyer has been notified in accordance with Section 4.2(a) in jurisdictions where all action required by Section 4.2(a) has been taken and completed.  Such Originator's
Federal Employer Identification Number and State Organizational Identification Number are correctly set forth on
Exhibit II.

(l)      Deposit and Concentration Accounts.  The banks, account names and account numbers for all existing
LockBoxes and LockBox Accounts are correctly listed on Exhibit III.  Each of the LockBox Accounts has been transferred into Buyer's name.  Such Originator has not granted any Person, other than Buyer (and Administrator, as its pledgee) dominion and control of any LockBox or LockBox Account, or the right to take dominion and control of any such account at a future time or upon the occurrence of a future event.

(m)      Originator Material Adverse Effect.  Since December 31, 2003, no event has occurred that would have an
Originator Material Adverse Effect.

(n)      Names.  In the five (5) years preceding the Closing Date, such Originator has not used any corporate names, trade names or assumed names other than (i) the name in which it has executed this Agreement and (ii) as listed on Exhibit II.

(o)      Ownership.  Enterprises owns, directly or indirectly, 100% of the issued and outstanding equity interests of Buyer and each Originator.  All such equity interests are validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities of Buyer.

(p)      Not a Holding Company or an Investment Company.  Such Originator is not a "holding company" or a
"subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute.  Such Originator is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

(q)      Compliance with Law.  Such Originator has complied with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have an Originator Material Adverse Effect.  Each Receivable, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto
(including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such
Contract is in violation of any such law, rule or regulation, except where such contravention or violation could not reasonably be expected to have an Originator Material Adverse Effect.

(r)      Compliance with Credit and Collection Policy.  With regard to each Receivable, such Originator has complied in all material respects with its Credit and Collection Policy and the related Contract.  Such
Originator has not made any material change to its Credit and Collection Policy, except such material change as to which Buyer (and Administrator as its pledgee) has been notified in accordance with Section 4.1(a)(v).

(s)      Payments to Originator.  With regard to each Receivable originated by such Originator, the Purchase
Price received, or to be received, by such Originator constitutes, or will constitute,  reasonably equivalent value in consideration therefor.  No transfer hereunder by such Originator of any Receivable is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C.  101 et seq.), as amended.

(t)      Enforceability of Contracts.  As of the Purchase Date of each Receivable originated by such Originator, each Contract with respect to such Receivable is, on such date, effective to create, and has created, a legally valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(u)      Accounting.  The manner in which such Originator accounts for the transactions contemplated by this
Agreement in its financial statements does not jeopardize the characterization of the transactions contemplated herein as being true sales.

(v)      Solvency.  Such Originator is Solvent.

ARTICLE III
                                              CONDITIONS OF PURCHASE

Section 3.1       Conditions Precedent to Initial Purchase.  The initial Purchase under this Agreement is subject to the conditions precedent that (a) Buyer shall have been capitalized with the Initial Contributed Receivables and not less than [$200,000] of cash, (b)Buyer shall have received on or before the Closing Date those documents listed on Schedule A, and (c)all of the conditions to the initial Loan under the Loan Agreement shall have been satisfied or waived in accordance with the terms thereof.

Section 3.2       Conditions Precedent to Subsequent Payments.  Buyer's obligation to pay for each Receivable coming into existence after the Initial Cutoff Date shall be subject to the further conditions precedent that:
(a) the Commitment Termination Date shall not have occurred under the Loan Agreement; (b) Buyer (or its assigns)
shall have received such other documents as it may reasonably request; and (c) on the date such Receivable came into existence, the following statements shall be true (and acceptance of the proceeds of any payment for such
Receivable shall be deemed a representation and warranty by such Originator that such statements are then true):

(i)      the representations and warranties of such Originator set forth in Article II are true and correct on and as of the date such Receivable came into existence as though made on and as of such date; and

(ii)     no event has occurred and is continuing that will constitute a Termination Event or an Unmatured
         Termination Event.

Notwithstanding the foregoing conditions precedent, upon the applicable Purchase Date for a Receivable, title to such Receivable and the Related Security and Collections with respect thereto shall vest in Buyer, whether or not the conditions precedent to Buyer's obligation to pay for such Receivable were in fact satisfied and whether or not the Purchase Price has actually been paid as of such date.  If any Originator fails to satisfy any of the foregoing conditions precedent, however, Buyer shall rescind the related Purchase and direct the applicable
Originator to pay to Buyer an amount equal to the Purchase Price payment, if any, made with respect to the
Receivables included in such Purchase.

ARTICLE IV
                                                     COVENANTS

Section 4.1       Affirmative Covenants of Originators.  Until the date on which this Agreement terminates in accordance with its terms, each Originator hereby covenants as set forth below:

(a)      Financial Reporting.  Such Originator will maintain, for itself and each Consolidated Subsidiary, a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to Administrator (as Buyer's pledgee) for distribution to Lender:
(i)      Annual Reporting.  Within 95 days after the close of each of its fiscal years, an unqualified audit report (with all amounts stated in Dollars) certified by independent certified public accountants of recognized national standing or otherwise reasonably acceptable to Administrator, prepared in accordance with GAAP on a consolidated basis for Enterprises and the Consolidated Subsidiaries, including a consolidated balance sheet and the related consolidated statements of income, cash flows and statements of changes in common shareholders'
equity, setting forth in each case in comparative form the figures for such fiscal year and the previous fiscal year.

(ii)     Quarterly Reporting.  Within 50 days after the close of the first three quarterly periods of each of its fiscal years, for Enterprises and the Consolidated Subsidiaries, an unaudited consolidated balance sheet as at the close of each such period and a consolidated income statement and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, setting forth in the case of such statements of income and cash flows in comparative form the figures for the corresponding quarter and the corresponding portion of Enterprises' previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, preparation in accordance with GAAP and consistency by a Financial Officer of
Enterprises.

(iii)    Compliance Certificate.  Together with the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit IV signed by a Financial Officer of Enterprises and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

(iv)     [Reserved].

(v)      Change in Credit and Collection Policy.  At least thirty (30) days prior to the effectiveness of any material change in or material amendment to such Originator's Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice (A) indicating such proposed material change or material amendment, and (B) if such proposed change or amendment would be reasonably likely to adversely affect the collectibility of the Receivables originated by such Originator or decrease the credit quality of its newly created Receivables in any material respect, requesting Buyer's (and Administrator's, as Buyer's pledgee) consent thereto.

(vi)     Other Information.  Promptly, from time to time, such other information, documents, records or reports relating to the Receivables originated by such Originator or the condition or operations, financial or otherwise, of such Originator as Buyer (or its assigns) may from time to time reasonably request in order to protect the interests of Buyer (and its assigns) under or as contemplated by this Agreement.

(b)      Notices.  As soon as practicable and in any event within one (1) Business Day after learning of any of the following, such Originator will notify Buyer (or its assigns) in writing of any of the following, describing the same and, if applicable, the steps being taken with respect thereto:

(i)      Termination Events or Unmatured Termination Events.  The occurrence of each Termination Event and each
Unmatured Termination Event, by a statement of a Financial Officer of such Originator.

(ii)     Originator Material Adverse Effect.  The occurrence of any event or condition that has had, or could reasonably be expected to have, an Originator Material Adverse Effect.

(c)      Compliance with Laws and Preservation of Existence.  Such Originator will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have an Originator Material
Adverse Effect.  Such Originator will preserve and maintain its legal existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign entity in each jurisdiction where its business is conducted, except where the failure to so qualify or remain in good standing could not reasonably be expected to have an Originator Material Adverse Effect.

(d)      Audits.  Such Originator will furnish to Buyer and Administrator (as Buyer's pledgee) from time to time such information with respect to such Originator and the Receivables sold or contributed by it as Buyer or
Administrator may reasonably request.  Such Originator will, from time to time during regular business hours as requested by Buyer (or Administrator), upon reasonable notice and at the sole cost of such Originator, permit an accounting firm designated by Buyer and reasonably acceptable to Administrator, on at least a semi-annual basis:
(i) to examine and make copies of and abstracts from all Receivable Files in the possession or under the control of such Originator and other records relating to the Receivables, the Collections and the Related Security,
including, without limitation, the related Contracts, and (ii) to visit the offices and properties of such
Originator for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Originator's financial condition or the Receivables and the Related Security or such
Originator's performance under any of the Transaction Documents or such Originator's performance under the
Contracts and, in each case, with any of the officers or employees of such Originator having knowledge of such matters; provided, however, that unless and until a Termination Event shall have occurred and be continuing, the
Originators shall not be responsible to pay for more than two (2) such examinations in any period beginning on
October 1 of one year and ending on the last day of September of the following year.

(e)      Keeping and Marking of Records and Books.

(i)      Such Originator will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Receivables originated by it in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all
         Collections of and adjustments to each existing Receivable).  Such Originator will give Buyer (or its assigns) notice of any material change in the administrative and operating procedures referred to in the previous sentence.

(ii)     Such Originator will (A) on or prior to the Closing Date, mark its master data processing records and other books and records relating to the Receivables with a legend, acceptable to Buyer (or its assigns), describing Buyer's ownership interests in the Receivables and further describing the security interest of Administrator (on behalf of the Secured Parties) under the Loan Agreement and (B) upon the request of
         Buyer (or its assigns) from and after the occurrence of a Termination Event:  (x) mark each invoice evidencing any Receivable and each Contract constituting chattel paper with a legend describing Buyer's ownership thereof and further describing the security interest of Administrator (on behalf of Lender and its assigns) and (y) at any time after U.S. Xpress, Global or one of their Affiliates is no longer acting as a Servicer, deliver to Buyer (or its assigns) all Contracts relating to such Receivables.

(f)      Compliance with Contracts and Credit and Collection Policy.  Such Originator will timely and fully (i)
perform and comply with all provisions, covenants and other promises required to be observed by it under the
Contracts related to the Receivables hereunder, and (ii) comply in all respects with the Credit and Collection
Policy in regard to each such Receivable and the related Contract.

(g)      Ownership.  Such Originator will take all necessary action to establish and maintain, irrevocably in
Buyer:  (A) legal and equitable title to the Receivables transferred by it to Buyer and the related Collections and (B) all of such Originator's right, title and interest in the Related Security associated with the
Receivables described in the preceding clause (A), in each case, free and clear of any Adverse Claims other than
Adverse Claims in favor of Buyer (and its assigns) (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Buyer's interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of Buyer as Buyer (or its assigns) may reasonably request).

(h)      Administrator's and Lender's Reliance.  Such Originator acknowledges that Administrator and Lender are entering into the transactions contemplated by the Loan Agreement in reliance upon Buyer's identity as a legal entity that is separate from such Originator and any Affiliates thereof.  Therefore, from and after the Closing
Date, such Originator will take all reasonable steps within such Originator's control to maintain Buyer's identity as a separate legal entity and to make it manifest to third parties that Buyer is an entity with assets and liabilities distinct from those of such Originator and any Affiliates thereof and not just a division of such
Originator or any such Affiliate.  Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, such Originator (i) will not hold itself out to third parties as liable for the debts of Buyer nor purport to own any of the Receivables and other assets acquired by Buyer, (ii) will not take any action that would cause Buyer to violate the "separateness covenants" set forth in Section 9.1.7 of the Loan
Agreement and (iii) will cause all tax liabilities arising in connection with the transactions contemplated herein or otherwise to be allocated between such Originator and Buyer on an arm's-length basis and in a manner consistent with the procedures set forth in U.S. Treasury Regulations 1.1502-33(d) and 1.1552-1.

(i)      Collections.  In the event any payments relating to Receivables  are remitted directly to such
Originator or any Affiliate of such Originator, such Originator will remit (or will cause all such payments to be remitted) directly to a LockBox Account 1which is listed on Exhibit III hereto within three (3) Business Days following receipt thereof and, at all times prior to such remittance, such Originator will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of Buyer and its assigns.
Such Originator will transfer exclusive ownership, dominion and control of each LockBox and LockBox Account to
Buyer, and will not grant the right to take dominion and control of any such account at a future time or upon the occurrence of a future event to any Person, except to Buyer, as contemplated by this Agreement, and to
Administrator, as contemplated by the Loan Agreement.

(j)      Taxes.  Such Originator will file all tax returns and reports required by law to be filed by it and promptly pay all Covered Taxes at any time owing, except any such Covered Taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

Section 4.2       Negative Covenants of Originators.  Until the date on which this Agreement terminates in accordance with its terms, each Originator hereby covenants that:

(a)      Name Change, Offices and Records.  Such Originator will not change its (i) state of organization, (ii)
legal name, (iii) identity or structure (within the meaning of Article 9 of any applicable enactment of the UCC)
or any office where Receivable Files are kept unless, in each of the foregoing cases, it shall have:  (A) given
Buyer (and Administrator as Buyer's pledgee) at least ten (10) days' prior written notice thereof and (B)
delivered to Administrator (as Buyer's pledgee) all financing statements, instruments and other documents reasonably requested by Buyer (or Administrator, as Buyer's pledgee) in connection with such change or relocation.

(b)      Change in Payment Instructions to Obligors.  Such Originator will not add or terminate any LockBox or
LockBox Account, unless Buyer and Administrator shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with respect to the addition of a LockBox or LockBox Account, an executed LockBox Agreement.

(c)      Modifications to Contracts and Credit and Collection Policy.  Such Originator will not make any material change to the Credit and Collection Policy that could reasonably be expected to materially adversely affect the collectibility of the Receivables originated by it or materially decrease the credit quality of any of its newly created Receivables.  Except as otherwise permitted, if such Originator is acting as a Servicer pursuant to the
Loan Agreement, such Originator will not extend, amend or otherwise modify the terms of any Receivable or any
Contract related thereto other than in accordance with the Credit and Collection Policy.

(d)      Sales, Adverse Claims.  Such Originator will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon
(including, without limitation, the filing of any financing statement) or with respect to, any Receivable,
Related Security or Collections, or upon or with respect to any Contract under which any Receivable arises, or any LockBox or LockBox Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of Buyer provided for herein), and such Originator will defend the right, title and interest of Buyer in, to and under any of the foregoing property, against all claims of third parties claiming through or under such Originator.

(e)      Accounting for Purchases.  Such Originator will not, and will not permit any Affiliate to, account for the transactions contemplated hereby in any financial statements in any manner other than the sale (or other outright conveyance) by such Originator to Buyer of the Receivables and the associated Collections and Related
Security except to the extent that such transactions are not recognized on account of consolidated financial reporting in accordance with generally accepted accounting principles.

ARTICLE V
                                                TERMINATION EVENTS

Section 5.1       Termination Events.  The occurrence of any one or more of the following events shall constitute a Termination Event:

(a)      Any Originator or Performance Guarantor shall fail to (i) make any payment or deposit required hereunder when due, or (ii) deliver any Purchase Report when due, and, in either of the foregoing cases, such failure shall continue for one (1) Business Day.

(b)      Any  representation,  warranty,  certification or statement made by any Originator in this Agreement,  any other Transaction  Document or in any other document  delivered  pursuant hereto or thereto shall prove to have been  incorrect  in any material  respect  when made or deemed made and,  solely in the case of the  representations  made under Section 8.1, 8.3, 8.10, 8.11 or 8.17, shall continue to be  materially  incorrect  for a period of thirty  (30) days  after  such  Originator  obtains knowledge thereof;  provided that the materiality  threshold in the preceding clause shall not be applicable  with respect to any  representation  or warranty which itself  contains a materiality threshold and provided  further,  that any  misrepresentation  or  certification  for which Buyer received a Purchase  Price  Credit in  accordance  with Section 1.4 of this  Agreement  shall not constitute a Termination Event hereunder.

(c)      Any Originator shall breach any covenant contained in Section 4.1(b)(i) or Section 4.2.

(d)      Any  Originator  shall  breach,  fail to perform or observe any covenant  contained in any Section of this
                  Agreement (which is not covered by another  subsection,  paragraph or clause of this Section 5.1)
                  or of any other  Transaction  Document to which it is a party which is not remedied within thirty
                  (30) days after written notice from Buyer (or Administrator, as Buyer's pledgee).

(e)      (i) Failure of Enterprises or any of its Subsidiaries to pay any Material Debt when due; (ii) default by
                  Enterprises or any of its Subsidiaries in the performance of any term, provision or condition contained in any agreement under which any Material Debt was created or is governed, or any other event shall occur or condition exist, the effect of which is to cause the holder or holders of such Material Debt to cause such Material Debt to become due prior to its stated
                  maturity; (iii) Material Debt of Enterprises or any of its Subsidiaries shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment or as a result of the sale of an asset securing such Material Debt) prior to the stated maturity thereof; or (iv) default by Enterprises or any of its Subsidiaries in the performance of any financial covenant contained in any agreement under which any Material Debt was created or is governed, the effect of which is to permit the holder or holders of such Material Debt to cause such Material Debt to become due prior to its stated maturity.

(f)      (i)      Any Originator or Performance Guarantor shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted by or against any Originator or Performance Guarantor seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or (iii) any Originator or Performance Guarantor shall take any corporate action to authorize any of the actions set forth in the foregoing clauses (i) or (ii) of this subsection (f).

(g)      A Change of Control shall occur.

(h)      Enterprises  or any of its  Subsidiaries  shall fail  within  thirty (30) days to pay,  bond or  otherwise discharge  one or more  judgment(s)  or order(s) for the payment of money in excess of $3,500,000 in the  aggregate  after  deducting  (a) the amount  with  respect to which  Enterprises  or such
                  Subsidiary  is insured  and with  respect to which the  insurer  has  assumed  responsibility  in writing,  and (b) the amount for which  Enterprises or such  Subsidiary is otherwise  indemnified if the terms of such  indemnification  are  satisfactory to Buyer (or its assigns),  and which is not stayed on appeal or otherwise being appropriately contested in good faith.

Section 5.2       Remedies.  Upon the occurrence and during the continuation of a Termination Event, Buyer may take any of the following actions:  (i) declare the Termination Date to have occurred, whereupon the Termination
Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Originator; provided, however, that upon the occurrence of a Termination Event described in Section 5.1(f), or of an actual or deemed entry of an order for relief with respect to an Originator under the
Federal Bankruptcy Code, the Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Originator and (ii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any amounts then due and owing by each
Originator to Buyer.  The aforementioned rights and remedies shall be without limitation and shall be in addition to all other rights and remedies of Buyer and its assigns otherwise available under any other provision of this
Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

ARTICLE VI
                                                  INDEMNIFICATION

Section 6.1       Indemnities by Originators.  Without limiting any other rights that Buyer may have hereunder or under applicable law, each Originator, jointly and severally, hereby agrees to indemnify (and pay upon demand to)
Buyer and its assigns, officers, directors, agents and employees (each an "Originator Indemnified Party") from and against any and all damages, losses, claims, Covered Taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of Buyer or any such assign) and disbursements (all of the foregoing being collectively referred to as "Originator Indemnified
Amounts") awarded against or incurred by any of them arising out of any of the following:

                           (i)      any representation or warranty made by any Originator (or any officers of an
         Originator) under or in connection with any Purchase Report, this Agreement, any other Transaction
         Document or any other information or report delivered by or on behalf of any Originator pursuant hereto or thereto for which Buyer has not received a Purchase Price Credit in accordance with this Agreement that shall have been false or incorrect when made or deemed made;

                           (ii)     the failure by any Originator, to comply with any applicable law, rule or regulation with respect to any Receivable originated by it or any Contract related thereto, or the nonconformity of any such Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of any Originator to keep or perform any of its obligations, express or implied, with respect to any Contract;

                           (iii)    any failure of an Originator to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document to which such Originator is a party;

                           (iv)     any products liability, personal injury or damage, suit or other similar claim arising out of or in connection with goods, insurance or services that are the subject of any Contract or any Receivable;

                           (v)      any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor or failure to pay due to financial inability) of the Obligor to the payment of any
         Receivable  (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

                           (vi)     the commingling of Collections of Receivables at any time with other funds;

                           (vii)    any investigation, litigation or proceeding related to or arising from this
         Agreement or any other Transaction Document to which any Originator is a party, the transactions contemplated hereby, any Originator's use of the proceeds of any Purchase from it hereunder, the ownership of the Receivables or any other investigation, litigation or proceeding relating to any
         Originator in which any Originator Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

                           (viii)   any inability to litigate any claim against any Obligor in respect of any
         Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

                           (ix)     any failure to vest and maintain vested in Buyer, or to transfer to Buyer, legal and equitable title to, and ownership of, the Receivables and the associated Collections, and all of each Originator's right, title and interest in the Related Security associated with such Receivables, in each case, free and clear of any Adverse Claim;

                           (x)      the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of any Purchase from an Originator hereunder or at any subsequent time;

                           (xi)     any attempt by any Person to void any Purchase from an Originator hereunder under statutory provisions or common law or equitable action; or

                           (xii)    the failure of any Receivable reflected as a Receivable on any Purchase Report prepared by an Originator to be a Receivable at the time acquired by Buyer; and/or excluding, however, (a) Originator Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that Originator Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Originator Indemnified Party seeking indemnification; and (b) Excluded Taxes.  Nothing in this
Section 6.1 shall limit the liability of any Originator or limit the recourse of Buyer to each Originator for amounts otherwise specifically provided to be paid by any Originator under the terms of this Agreement.

                  Anything contained in this Section 6.1 to the contrary notwithstanding:   (1) the foregoing
indemnification is not intended to, and shall not, constitute a guarantee of the collectibility or payment of the
Receivables conveyed hereunder, and (2) nothing in this Section 6.1 shall require any Originator to indemnify an
Originator Indemnified Party for Receivables which are not collected, not paid or are otherwise uncollected.

Section 6.2       Other Costs and Expenses.  Each Originator, jointly and severally, agrees to pay to Buyer, on demand, all reasonable out-of-pocket costs and expenses in connection with (a) the preparation, execution and delivery of this Agreement and the other documents to be delivered hereunder, (b) the preparation, execution and delivery of any amendment hereto or waiver hereof requested by any Originator, and (b) any and all costs and expenses of Buyer, if any, including reasonable counsel fees and expenses, in connection with the enforcement of this Agreement and the other documents delivered hereunder.

Section 6.3       Taxes.  All payments by an Originator to or for the account of Buyer (or any of its assigns)
hereunder or under any other Transaction Document to which such Originator is a party shall be made free and clear of and without deduction for any and all Covered Taxes.  If an Originator shall be required by law to deduct any Covered Taxes from or in respect of any sum payable hereunder to Buyer (or any of its assigns), (a)
the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 6.3), Buyer (or such assign, as the case may
be) receives an amount equal to the sum it would have received had no such deductions been made, (b) such
Originator shall make such deductions, (c) such Originator shall pay the full amount deducted to the relevant authority in accordance with applicable law and (d) such Originator shall furnish to Buyer (and to Administrator, as the ultimate assignee) the original copy of a receipt evidencing payment thereof within 30 days after such payment is made.

ARTICLE VII
                                                   MISCELLANEOUS

Section 7.1       Waivers and Amendments.

                  (a)      No failure or delay on the part of Buyer (or its assigns) in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy.  The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law.  Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

                  (b)      No provision of this Agreement may be amended, supplemented, modified or waived except in writing signed by each Originator and Buyer and, to the extent required under the Loan Agreement, Administrator.  Any material amendment, supplement, modification or waiver will require Administrator's receipt of written notice from S&P and Moody's that such change will not cause the rating on the then outstanding Commercial Paper Notes to be downgraded or withdrawn.

Section 7.2       Notices.  All communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on Schedule B hereto or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto.  Each such notice or other communication shall be effective (a)if given by telecopy, upon the receipt thereof, (b)if given by mail, five (5) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (c)if given by any other means, when received at the address specified in this Section 7.2.

Section 7.3       Protection of Ownership Interests of Buyer.

(a)      Each Originator, jointly and severally, agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that Buyer (or its assigns) may reasonably request, to perfect, protect or more fully evidence the interest of Buyer and its assigns therein, or to enable Buyer (or its assigns) to exercise and enforce their rights and remedies hereunder.  At any time following the earlier to occur of a Termination Event or an Amortization Event:  Buyer (or its assigns)
                  may, at the Originators' sole cost and expense, direct each Originator to notify the Obligors of Receivables originated by it of the ownership interests of Buyer under this Agreement and may also direct that payments of all amounts due or that become due under any or all
                  Receivables originated by it be made directly to Buyer or its designee.

(b)      If any Originator fails to perform any of its obligations hereunder:

(i)      Buyer (or its  assigns)  may (but  shall not be  required  to)  perform,  or cause  performance  of,  such obligations,  and Buyer's (or such assigns') costs and expenses incurred in connection  therewith shall be payable by the Originators, jointly and severally, as provided in Section 6.2;

(ii)     each Originator  irrevocably  authorizes  Buyer (and its assigns) at any time and from time to time in the
         sole   discretion   of  Buyer  (or  its   assigns),   and   appoints   Buyer  (and  its  assigns)  as  its
         attorney(ies)-in-fact,  to act on behalf of such  Originator  (A) to execute (if  necessary)  on behalf of such  Originator  as debtor and to file (with or, to the  extent  permitted  by  applicable  law,  without signatures)  financing  statements  necessary or desirable in Buyer's (or its assigns') sole discretion to perfect and to maintain the  perfection and priority of the interest of Buyer in the  Receivables  and the associated  Related Security and Collections and (B) to file a carbon,  photographic or other reproduction of this Agreement or any financing  statement with respect to the Receivables as a financing  statement in such offices as Buyer (or its  assigns) in their sole  discretion  deem  necessary or desirable to perfect and to maintain the perfection and priority of Buyer's interests in such Receivables.

The appointment under the foregoing clause (ii) is coupled with an interest and is irrevocable.

Section 7.4       Confidentiality.

(a)      Each Originator shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Fee Letter and the other confidential or proprietary information with respect to Administrator and Lender and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each Originator and its officers and employees may disclose such information to such Originator's external accountants, attorneys and other advisors and as required by any applicable law, rule, direction, request or order of any judicial, administrative or regulatory authority or proceeding (whether or not having the force or effect of law).  The restrictions in this Section 7.4(a) shall not apply to any information that is or becomes generally available to the public other than as a result of disclosure by an Originator.

(b)      Each Originator hereby consents to the disclosure of any nonpublic information with respect to it (i) to
                  Buyer, Administrator, the Liquidity Banks or Lender by each other, (ii) to any prospective or actual assignee or participant of any of the Persons described in clause (i), and (iii) to any rating agency, Commercial Paper Note dealer or Support Provider to Lender or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which
                  Administrator acts as the administrative agent or administrator and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each Person described in the foregoing clauses (ii) and (iii) is informed of the confidential nature of such information.  In addition, Lender, the Liquidity Banks and Administrator may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

Section 7.5       Bankruptcy Petition.  Each Originator and Buyer hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of Lender, it will not institute against, or join any other Person in instituting against, Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

Section 7.6       Return of Funds Not Constituting Collections.  If any funds other than Collections are received in any LockBox Account, such remittances will be removed from such account and delivered to the owner thereof within three (3) Business Days following determination that the same do not comprise Collections.

Section 7.7       CHOICE OF LAW.  THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS
OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF
THE NEW YORK GENERAL OBLIGATIONS LAW) EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION GOVERN THE
PERFECTION, OR THE EFFECT OF PERFECTION OR NONPERFECTION, OF THE OWNERSHIP OR SECURITY INTERESTS OF BUYER.

Section 7.8       CONSENT TO JURISDICTION.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH ORIGINATOR
HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT
SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY
DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AGREEMENT AND EACH ORIGINATOR HEREBY IRREVOCABLY AGREES THAT ALL
CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY
WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT
IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.  NOTHING HEREIN SHALL LIMIT THE RIGHT OF BUYER (OR
ITS ASSIGNS) TO BRING PROCEEDINGS AGAINST ANY ORIGINATOR IN THE COURTS OF ANY OTHER JURISDICTION.  ANY JUDICIAL
PROCEEDING BY ANY ORIGINATOR AGAINST BUYER (OR ITS ASSIGNS) OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR
INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT
EXECUTED BY ANY ORIGINATOR PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

Section 7.9       WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO
HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER
SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT,
ANY DOCUMENT EXECUTED BY ANY ORIGINATOR PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR
THEREUNDER.

Section 7.10      Integration; Binding Effect; Survival of Terms.

(a)      This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

(b)      This Agreement shall be binding upon and inure to the benefit of Originators, Buyer and their respective successors and permitted assigns (including any trustee in bankruptcy).  No Originator may assign any of its rights and obligations hereunder or any interest herein without the prior written consent of Buyer.  Buyer may assign at any time its rights and obligations hereunder and interests herein to any other Person without the consent of any Originator.  Without limiting the foregoing, each Originator acknowledges that Buyer, pursuant to the Loan
                  Agreement, may pledge to Administrator, for the benefit of Lender and its assigns, its rights, remedies, powers and privileges hereunder.  Each Originator agrees that Administrator, as the pledgee of Buyer, shall, subject to the terms of the Loan Agreement, have the right to enforce this Agreement and to exercise directly all of Buyer's rights and remedies under this Agreement
                  (including, without limitation, the right to give or withhold any consents or approvals of
                  Buyer to be given or withheld hereunder).  This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by any Originator pursuant to Article II; (ii) the indemnification and payment provisions of
                  Article VI; and (iii) Section 7.5 shall be continuing and shall survive any termination of this
                  Agreement.

Section 7.11      Counterparts; Severability; Section References.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.  Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                                                     U.S. XPRESS, INC.

                                                     By:      /s/ Ray M . Harlin
                                                     Name:    Ray M. Harlin
                                                     Title:   Assistant Secretary

                                                     XPRESS GLOBAL SYSTEMS, INC .

                                                     By:      /s/ Ray M. Harlin
                                                     Name:    Ray M. Harlin
                                                     Title:   Assistant Secretary

                                                     Xpress Receivables, LLC

                                                     By:      /s/ Ray M. Harlin
                                                     Name:    Ray M. Harlin
                                                     Title:   Manager

                                                     Exhibit I

                                                    Definitions

                  This is Exhibit I to the Agreement (as hereinafter defined).  As used in the Agreement and the
Exhibits and Schedules thereto, capitalized terms have the meanings set forth in this Exhibit I (such meanings to be equally applicable to the singular and plural forms thereof).  If a capitalized term is used in the Agreement, or any Exhibit or Schedule thereto, and is not otherwise defined therein or in this Exhibit I, such term shall have the meaning assigned thereto in the Loan Agreement (hereinafter defined).

                  "Administrator" has the meaning set forth in the Preliminary Statements to the Agreement.

                  "Adverse Claim" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, capitalized lease or other title retention agreement).

                  "Agreement' means the Receivables Sale Agreement, dated as of October 14, 2004, among
Originators and Buyer, as the same may be amended, restated, supplemented or otherwise modified from time to time.

                  "Buyer" has the meaning set forth in the preamble to the Agreement.

                  "Calculation Period" means each fiscal month or portion thereof which elapses during the term of the Agreement.  The first Calculation Period shall commence on the Closing Date and the final Calculation
Period shall terminate on the Termination Date.

                  'Change of Control" means (a) the acquisition by any Person, or two or more such Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission
under the Securities Exchange Act of 1934) of 40% or more of the outstanding shares of voting stock of
Enterprises, or (b) Enterprises ceases to own (directly or indirectly) and control the right to vote 100% of the outstanding shares of voting stock of Buyer, U.S. Xpress or Global.  Notwithstanding the foregoing, as used in clause (a) of this definition, the term "Person" shall not include, and the provisions of clause (a) of this definition shall not apply to, members of the Board of Directors and executive officers of Enterprises as of the date of this Agreement, members of the immediate families of such directors and executive officers, family trusts and partnerships established by or for the benefit of any of the foregoing individuals, any person who is nominated or appointed to serve as a member of the Board of Directors or as an executive officer of Enterprises by a current member or members of Enterprises' Board of Directors or who is subsequently appointed or nominated to serve in such capacity through the on going chain of such appointments and nominations.

                  "Closing Date" has the meaning provided in the Loan Agreement.

                  "Consolidated Subsidiary" means, at any date as of which the same is to be determined, any
Subsidiary or other entity the accounts of which would be consolidated with those of Enterprises in its consolidated financial statements if such statements were prepared as of such date in accordance with GAAP.

                   "Credit and Collection Policy" means each Originator's credit and collection policies and practices relating to Contracts and Receivables existing on the Closing Date and delivered to Buyer and
Administrator prior to the Closing Date, as modified from time to time with the consent of the Administrator.

                  'Default Fee" means a per annum rate of interest equal to the sum of (i) the Base Rate, plus
(ii) 2.00% per annum.

                  'Discount Factor" means a percentage calculated to provide Buyer with a reasonable return on its investment in the Receivables after taking account of (i) the time value of money based upon the anticipated dates of collection of such Receivables and the cost to Buyer of financing its investment in such Receivables during such period and (ii) the risk of nonpayment by the Obligors.  Each Originator and Buyer may agree from time to time to change the Discount Factor based on changes in one or more of the items affecting the calculation thereof, provided that any change to the Discount Factor shall take effect as of the commencement of a
Calculation Period, shall apply only prospectively and shall not affect the Purchase Price payment made prior to the Calculation Period during which such Originator and Buyer agree to make such change.

                   "Financial Officer" means with respect to Enterprises, the Chief Financial Officer or
Treasurer of Enterprises, and with respect to an Originator, the Treasurer, Assistant Secretary or such other officer as shall be primarily responsible for the financial reporting of such Originator.

                  "Initial Contributed Receivables" has the meaning set forth in Section 1.1.

                  "Initial Cutoff Date" means the Business Day immediately prior to the Closing Date.

                  "Lender" has the meaning set forth in the Preliminary Statements to the Agreement.

                  "Loan Agreement" has the meaning set forth in the Preliminary Statements to the Agreement.

                  "Material Debt" means Debt of any Originator and/or one or more of its Subsidiaries (other than
Buyer), arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding $10,000,000.

                  "Original Balance" means, with respect to any Receivable coming into existence after the
Initial Cutoff Date, the Outstanding Balance of such Receivable on the date it was created.

                  "Originator" has the meaning set forth in the preamble to the Agreement.

                  "Originator Indemnified Amounts" has the meaning set forth in Section 6.1.

                  "Originator Indemnified Party" has the meaning set forth in Section 6.1.

                  "Originator Material Adverse Effect" means a material adverse effect on (i) the business, property, condition (financial or otherwise) or results of operations of Enterprises and its Subsidiaries taken as a whole, (ii) the ability of any Originator or the Performance Guarantor to perform its obligations under the
Agreement or any other Transaction Document to which it is a party, (iii) the legality, validity or enforceability of the Agreement or any other Transaction Document, (iv) the interest of Buyer or Administrator
(on behalf of Lender) in the Receivables generally or in any significant portion of the Receivables, the Related
Security or Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

                  "Outstanding Balance" of any Receivable at any time means the then outstanding principal balance thereof.

                  "Person" means an individual, partnership, limited liability company, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.

                  "Purchase" means the purchase by Buyer from each Originator pursuant to Section 1.2 of the
Agreement of Receivables (other than Contributed Receivables) and the Related Security and Collections related thereto, together with all related rights in connection therewith.

                  "Purchase Date" means the Closing Date and each subsequent Business Day.

                  "Purchase Price" means, with respect to each Purchase by Buyer from an Originator, the aggregate price to be paid by Buyer to such Originator for such Purchase in accordance with Section 1.3 of the
Agreement for the Receivables and the associated Collections and Related Security being sold to Buyer, which price shall equal on any date (i) the product of (x) the Outstanding Balance of such Receivables being sold on such date, multiplied by (y) one minus the Discount Factor in effect on such date, minus (ii) any Purchase Price
Credits to be credited in accordance with Section 1.4 of the Agreement against the Purchase Price otherwise payable.

                  "Purchase Price Credit" has the meaning set forth in Section 1.4 of the Agreement.

                  "Purchase Report" has the meaning set forth in Section 1.2(b) of the Agreement.

                  "Receivable" means all indebtedness and other obligations owed to an Originator at the times it arises, and before giving effect to any transfer or conveyance under the Agreement (including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible) arising from the provision of services by such Originator and further includes, without limitation, the applicable Obligor's obligation to pay any Finance Charges, freight charges and other obligations of such Obligor with respect thereto.  Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless or whether the
Obligor or applicable Originator treats such indebtedness, rights or obligations as a separate payment obligation.

                  "Related Security" means, with respect to any Receivable, (a) all right, title and interest, but none of the obligations, of such Originator, in, to and under other Adverse Claims and property subject to
Adverse Claims from time to time purporting to secure payment of such Receivable, whether pursuant to the
Contract related to such Receivable or otherwise, (b) all UCC financing statements or similar instruments covering any collateral securing payment of such Receivable, (c) all guaranties, indemnities, insurance and other agreements (including the related Receivable File), supporting obligations, arrangements and other collateral of whatever character from time to time supporting or securing payment of such Receivable, whether pursuant to the
Contract relating to such Receivable or otherwise relating to such Receivable, (d) all right, title and interest, if any, of any Originator in any LockBox or LockBox Account, and (e) all other instruments and all rights under the documents in the Receivables File relating to such Receivables and all rights (but not obligations) relating to such Receivables.

                  "Reporting Date" has the meaning set forth in Section 1.2(b) of the Agreement.

                  "Required Capital Amount" means, as of any date of determination, an amount equal to the product of (a) 1.5 times the product of the Default Ratio times the Loss Horizon Ratio and (b) the Outstanding
Balance of all Receivables as of such date, each as determined from the most recent Monthly Report received from the Servicers.

                  "Settlement Date" means, with respect to each Calculation Period, the second Business Day after the Reporting Date following the end of such Calculation Period.

                  "Termination Date" means the earliest to occur of (i) the Commitment Termination Date (as defined in the Loan Agreement), (ii) the Business Day immediately prior to the occurrence of a Termination Event set forth in Section 5.1(f), (iii) the Business Day specified in a written notice from Buyer to Originators following the occurrence of any other Termination Event, and (iv) the date which is ten (10) Business Days after
Buyer's receipt of written notice from U.S. Xpress and/or Global that either wishes to terminate the facility evidenced by this Agreement.

                  "Termination Event" has the meaning set forth in Section 5.1 of the Agreement.

                  "Unmatured Termination Event" means an event that, with the passage of time or the giving of notice, or both, would constitute a Termination Event.

                  All accounting terms not specifically defined herein shall be construed in accordance with
GAAP.  All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

1 The definition is broad enough to cover the new account the SPE anticipates opening.